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                                                        EXHIBIT 23.4


                                    CONSENT

We hereby consent to the use of our tax opinion dated November 21, 1996, in connection with the Form S-11 Registration Statement (No. 333-13969) of Brandywine Realty Trust and references to our firm in giving such opinion.

                                        ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
 November 25, 1996